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                                                                   EXHIBIT 10.30







                                KITTY HAWK, INC.



                              Amended and Restated

                          Employee Stock Purchase Plan

                            Dated September 3, 1996





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                               TABLE OF CONTENTS


          Article I     Amendment and Restatement; Purpose..................1

          Article II    Definitions.........................................1

          Article III   Eligibility.........................................6

          Article IV    Participation.......................................7

          Article V     Payroll Deductions..................................8

          Article VI    Terms and Conditions of Options.....................9

          Article VII   Exercise of Option.................................10

          Article VIII  Death, Termination, or Withdrawal..................12

          Article IX    Shares Under Option................................13

          Article X     Administration.....................................14

          Article XI    Amendment and Termination of the Plan..............16

          Article XII   Nontransferability.................................17

          Article XIII  Use of Funds.......................................17

          Article XIV   Changes in Capitalization, Merger, Etc.............17

          Article XV    Adjustments to Shares..............................19

          Article XVI   Beneficiary Designation............................20

          Article XVII  Registration and Qualification of Shares...........21

          Article XVIII Shareholder Approval...............................22

          Article XIX   Restrictions on Participants Subject to

            Short-Swing Profit Rules.......................................22

          Article XX    Miscellaneous......................................23



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                                   ARTICLE I

                           AMENDMENT AND RESTATEMENT;

                                    PURPOSE

1.1 Effective as of September 3, 1996, Kitty Hawk, Inc. (the "Company") adopts this Amended and Restated Employee Stock Purchase Plan, which amends, restates and supersedes in its entirely the Kitty Hawk, Inc. Employee Stock Purchase Plan that was adopted by the Company as of June 28, 1996.

1.2 The Plan is intended to encourage employees of Kitty Hawk, Inc. (the "Company") and its participating subsidiary corporations to acquire an ownership interest in the Company through the purchase of shares of common stock of the Company on a tax-favored basis. The Plan is intended to enhance shareholder value by aligning employee efforts with the financial success of the Company. The Plan is also intended to enhance employee benefits and improve employee retention through the use of a convenient payroll-based savings vehicle that is tax favored. It is the intention of the Company to have a broad-based nondiscriminatory plan under the Code. This Plan is also intended to qualify as an "employee stock purchase plan" under Section 423 of the Code; provided, however, that the provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of Section 423.


                                   ARTICLE II

                                  DEFINITIONS

2.1 "Change in Control" means the earliest date on which either of the following events shall occur:

    (a) there shall be consummated any consolidation or merger of the Company in which the Company is not the continuing or surviving

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    corporation or pursuant to which shares of the Company's common stock would be converted into cash, securities, or other property, other than a merger of the Company in which the holders of the Company's common stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or any lease, exchange or other transfer (excluding transfer by way of pledge or hypothecation), in one transaction or a series of related transactions, of all, or substantially all, of the assets of the Company;

    (b) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company;

    (c) any "person" (as such is defined in Section 3(a)(9) or Section 13(d)(3) under the Securities Exchange Act of 1934 (the "1934 Act")) or any "group" (as such term is used in Rule 13d-5 promulgated under the 1934 Act), other than the Company or any successor of the Company or any subsidiary of the Company or any employee benefit plan of the Company or any subsidiary (including such plan's trustee), becomes a beneficial owner for purposes of Rule 13d-3 promulgated under the 1934 Act, directly or indirectly, of securities of the Company representing 20% or more of the Company's then outstanding securities having the right to vote in the election of directors; or .

    (d) during any period of two consecutive years, individuals who, at the beginning of such period constituted the entire Board of Directors of the Company, cease for any reason (other than death) to constitute a majority of the directors, unless the election, or the nomination for election, by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.


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2.2 "Code" means the Internal Revenue Code of 1986, as amended.

2.3 "Committee" means the committee responsible for the administration of the Plan provided for in Article X.

2.4 "Company" means Kitty Hawk, Inc., a Delaware corporation.

2.5 "Compensation" means base pay, plus overtime.

2.6 "Effective Date" means April 1, 1997, or a date established by the Committee not to exceed thirty (30) days following registration of the Shares reserved pursuant to the Plan with the United States Securities and Exchange Commission, whichever is later.

2.7 "Eligible Employee" means an Employee of the Employer who is eligible for participation in the Plan in accordance with Article III.

2.8 "Employee" means any current, common law employee of the Employer.

2.9 "Employer" means the Company and any Subsidiary, provided that participation in the Plan by the Subsidiary is approved by the Board of Directors of the Company.

2.10 "Exercise Date" means the last business day on which shares of common stock of the Company are traded on an established market or quoted on an inter-

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dealer quotation system coinciding with or immediately prior to each June
30th, and December 31st during the Term of the Plan.

2.11 "Fair Market Value" of a Share means the value of a Share as of any date, determined as follows:

    (a)if the Shares are listed on a national securities exchange or if last sales prices are reported for the Shares as of such date, the closing price per Share as reported on such date;

    (b) if the Shares are not listed on a national securities exchange and last sale prices are not reported for the Shares, but the Shares are traded in the over-the-counter market, the mean between the closing bid and asked prices per Share on such date; or

    (c)if there is no generally recognized market for the Shares as of such date, the fair market value per Share as determined in good faith by the Committee in any manner acceptable under Section 423 of the Code.

2.12 "Offering Commencement Date" means the first business day during the Term of the Plan on which Shares are traded on an established market or quoted on an inter-dealer quotation system coinciding with or immediately following an Exercise Date; provided, however, that the initial Offering Commencement Date shall mean the first business date on which Shares are traded on an established market or quoted on an inter-dealer quotation system coinciding or immediately following the Effective Date.

2.13 "Offering Period" means the period from the Offering Commencement Date to the next succeeding Exercise Date.



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2.14 "Parent" means an entity as described in Section 424(e) of the Code.

2.15 "Participant" means an Employee of the Employer who has satisfied the eligibility requirements and who elects to participate in the Plan in accordance with Article IV.

2.16 "Participation Date" means the first Offering Commencement Date on or after an Eligible Employee enrolls to participate in the Plan under the terms of Article IV, provided the initial Participation Date for Eligible Employees as of such date shall be the Effective Date of the Plan.

2.17 "Plan" means this Amended and Restated Employee Stock Purchase Plan, as amended from time to time.

2.18 "Rule 16b-3" means Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended effective November 1, 1996 by Release No. 34-37260.

2.19 "Shares" means the shares of common stock of the Company, par value one cent ($.01).

2.20 "Subsidiary" means an entity as described in Section 424(f) of the Code.

2.21 "Term of the Plan" means the time period from the initial Offering Commencement Date to the Termination Date of the Plan.


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2.22 "Termination Date" means the final Exercise Date on which all of the
Shares available to be purchased under the Plan have been purchased by Eligible Employees.

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                                  ARTICLE III

                                  ELIGIBILITY

3.1 Any Employee of the Employer who has completed at least one year of continuous service, works a regular schedule of at least twenty (20) hours per week, and is employed by the Company for at least five (5) months per calendar year shall be eligible to participate in the Plan, subject to the limitations imposed by Section 423 of the Code. For purposes hereof, service with any corporation, partnership, or other entity acquired by the Employer shall be deemed to be service with the Employer if the Employee is employed by the Employer on the Employee's Participation Date. For purposes of the immediately preceding sentence, a corporation, partnership, or other entity shall be deemed to have been acquired by the Employer in the event the Employer has acquired a substantial amount of the assets of such corporation, partnership, or other entity or in the event the Employer has acquired more than fifty percent (50%) of the stock of any such corporation.

3.2 Any Employee who is also a member of the Board of Directors of an Employer shall be eligible to participate in the Plan; provided that an Employee that is a director of the Company cannot serve as a member of the Committee.

3.3 Notwithstanding any provision of the Plan to the contrary, no Employee shall be granted an option to purchase Shares under this Plan:

      (a) if such Employee, immediately after the option is granted, owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or a Parent or a Subsidiary of the Company. For purposes of determining share ownership, the rules of Section 424(d) of the Code shall apply, and stock which the Employee may
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      purchase under outstanding options shall be treated as stock owned by the Employee; or

      (b) which permits the stock which an Employee may purchase under all employee stock purchase plans of the Company and its Parent and Subsidiary corporations to accrue at a rate which exceeds $25,000 of the Fair Market Value of such stock, determined as of the applicable Offering Commencement Date, for each calendar year in which such option is outstanding at any time. The term "accrue" shall be interpreted in accordance with Section 423(b)(8) of the Code.


                                 ARTICLE IV

                                PARTICIPATION

4.1 Participation in the Plan is completely voluntary. Subject to Article XIX, an Eligible Employee may enroll to participate in the Plan by completing a written payroll deduction authorization on such form(s) as may be provided from time to time by the Committee and submitting the enrollment to the Employer's payroll department in a manner prescribed by the Committee. Participation in the Plan shall begin no earlier than the Participation Date coinciding with or immediately following the date on which the Employee completes the eligibility requirements under Article III.

4.2 Following initial enrollment, payroll deductions for a Participant shall automatically continue as of each Participation Date, but shall end on the Termination Date; provided, however, that such payroll deductions may be terminated by the Participant at any time as provided in Article VIII.

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4.3 Following initial enrollment, payroll deductions for a Participant shall automatically continue as of each Offering Commencement Date, but shall end on the Termination Date; provided, however, that such payroll deductions may be terminated by the Participant at any time as provided in Section 5.4 or Article VIII.


                                   ARTICLE V

                               PAYROLL DEDUCTIONS

5.1 Upon enrollment, a Participant shall elect to make contributions to the Plan by selecting a whole percentage of his compensation (e.g., three percent of compensation) to be deducted from payroll (in full dollar amounts and in amounts calculated to be as uniform as practicable throughout the Offering Period) in an aggregate amount not in excess of fifteen percent (15%) of such Participant's Compensation, as determined on the Offering Commencement Date. The Committee may declare a minimum authorized payroll deduction in order to limit administrative expenses associated with the Plan.

5.2 Payroll deductions shall be the exclusive method to accumulate proceeds to purchase Shares under the Plan. Participants may not make any separate cash payments outside payroll deductions under the Plan.

5.3 Payroll deductions made by Participants shall be accumulated under individual accounts maintained for each Participant; provided, however, that such separate accounting shall not limit the Company's use of the funds as provided under Article XIII.

5.4 Subject to Article XIX, a Participant may terminate payroll deductions at any time by fifteen days' prior written notice, in a manner prescribed by the Committee.

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Subject to Article XIX, a Participant who elects to terminate payroll deductions may not resume payroll deductions until the next Offering Commencement Date. Upon termination of payroll deductions under this Section 5.4, the Participant's individual account shall, subject to Article XIX, be distributed in accordance with Section 8.3.


                                   ARTICLE VI

                        TERMS AND CONDITIONS OF OPTIONS

6.1 Offerings made under this Plan shall be evidenced by agreements in such form as the Committee shall approve, provided that all Employees shall have the same rights and privileges and provided further that the terms of such offering shall comply with and be subject to the terms and conditions of this Plan.

6.2 The Plan will be implemented with semi-annual offerings of Shares of the Company as of each Offering Commencement Date until the total number of Shares set aside for the Plan under Article IX have been issued under the Plan.

6.3 Subject to Section 7.3, on each Offering Commencement Date the Participant shall be deemed to have been granted an option to purchase two thousand (2,000) Shares from the Participant's individual account during the Offering Period. Subject to Section 7.3, on the Exercise Date the Participant's individual account will be used to purchase the maximum number of full Shares that the account balance will permit.

6.4 The Participant will have no interest in Shares covered by an option until such option has been exercised.


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6.5 All options that are not exercised on the first Exercise Date after being granted shall lapse on such Exercise Date and all payroll deductions attributable to these options shall be distributed to the Participants in cash without interest or earnings as soon as practicable after the Exercise Date on which such options lapse.

6.6 No certificate for Shares distributable pursuant to this Plan shall be issued and delivered unless the issuance of such certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended from time to time or any successor statute, the 1934 Act and the requirements of the exchanges or interdealer quotation systems on which the Shares may, at the time, be listed or quoted.


                                  ARTICLE VII

                               EXERCISE OF OPTION

7.1 The exercise price of all Shares to be purchased by a Participant under the Plan shall be the lesser of eighty-five percent (85%) of the Fair Market Value of the Shares of the Company on the Exercise Date or eighty-five percent (85%) of the Fair Market Value of the Shares of the Company on the immediately preceding Offering Commencement Date. For this purpose, the Fair Market Value of the Shares shall be equal to the Fair Market Value of such Shares on the Exercise Date or previous Offering Commencement Date, whichever is applicable, or the nearest prior business day on which trading occurs. If Shares have not been publicly traded during the five (5) business days immediately preceding the Exercise Date or previous Offering Commencement Date, whichever is applicable, then the fair market value of such Shares shall be determined in good faith by the Committee in any manner acceptable under Section 423 of the Code.

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7.2 Unless a Participant gives written notice of intent to withdraw payroll deductions as provided in Section 8.3, the Participant's option to purchase Shares shall be exercised automatically on behalf of the Participant on each Exercise Date. The exercise will be based on the number of full Shares which can be purchased using accumulated payroll deductions in the Participant's individual account at the applicable exercise price. Fractional Shares shall not be issued under the Plan. If payroll deductions are applied to the exercise of a Participant's option to purchase Shares as of an Exercise Date, any amounts remaining in the Participant's individual account representing fractional Shares will be carried over and applied to a subsequent offering.

7.3 In no event shall the number of Shares issued under the Plan exceed the maximum number of Shares available for sale under Section 9.1. If the total number of Shares for which options are to be granted on any date in accordance with Article VI exceeds the number of Shares then available under the Plan (after deduction of all Shares for which options have been exercised or are then outstanding), the Committee shall make a pro rata allocation of the remaining available Shares based on the respective payroll deduction amounts of all Participants in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable. In such event, payroll deductions to be made shall be reduced accordingly and the Committee shall give written notice of such reduction to each Participant affected thereby and, if necessary, excess payroll deductions previously credited to the Participants' accounts shall be returned to the Participants without interest.


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                                  ARTICLE VIII


                       DEATH, TERMINATION, OR WITHDRAWAL

8.1 In the event of death of a Participant prior to the Termination Date, the beneficiary or beneficiaries designated by the Participant under Article XVI may give notice to the Committee, within ninety (90) days after the death of the Participant, of the beneficiary's or beneficiaries' election to purchase the number of full Shares which the accumulated payroll deductions in the account of such deceased Participant will purchase at the option price specified in Section 7.1 (which may not be less than 85% of the Fair Market Value of the Shares on the previous Offering Commencement Date, if such purchase occurs before the Exercise Date), and upon such notice the deceased Participant's accumulated payroll deductions shall be used to purchase such Shares within three (3) months after the date of the Participant's death. The balance in the Participant's individual account after the purchase of such Shares shall be distributed in cash without interest. If no such notice is received by the Committee within said ninety (90) days, the Participant's accumulated payroll deductions held in the individual account will be distributed to such beneficiary or beneficiaries in cash without interest.

8.2 Upon termination of the Participant's employment with an Employer for any reason other than the death of the Participant during an Offering Period, the accumulated payroll deductions credited to the Participant's account shall be returned to the Participant without interest.

8.3 Subject to Article XIX, a Participant who terminates payroll deductions under Section 5.4 of the Plan may request a withdrawal of payroll deductions credited to the Participant's individual account under the Plan at any time prior to an Exercise Date by giving written notice as prescribed by the Committee. All of the

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Participant's payroll deductions credited to the Participant's account shall be paid to the Participant, without interest, as soon as administratively practicable and no sooner than two weeks after receipt of the Participant's notice of withdrawal. No further payroll deductions shall be made from the Participant's Compensation unless the Participant makes a request to commence participation again in accordance with Section 8.4.

8.4 Subject to Article XIX, if a Participant makes a request to withdraw accumulated payroll deductions under Section 8.3, the Participant will not be eligible to participate in the Plan earlier than the first Offering Commencement Date immediately following the date of such withdrawal request, based on procedures established by the Committee.


                                   ARTICLE IX

                              SHARES UNDER OPTION

9.1 The maximum number of Shares which shall be made available for sale under the Plan shall be one hundred thousand (100,000), subject to adjustment upon changes in capitalization of the Company as provided in Articles XIV and XV.

9.2 As promptly as practicable after the Exercise Date, the Company shall deliver to such Participant certificates for the number of full Shares purchased upon exercise of the option. The balance, without interest, of any payroll deductions credited to the Participant's account which were not used for the purchase of Shares shall be rolled over and applied toward the purchase of Shares at the next Exercise Date. Shares issued pursuant to the Plan shall be subject to a two year restriction on alienability as described in Section
9.3 and such other restrictions and for such

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period as the Company shall designate and the certificates representing the
Shares shall include a legend reflecting such restrictions.

9.3 If the Participant transfers or otherwise disposes of any Shares purchased under the Plan within two (2) years after an Offering Commencement Date applicable to such Shares, or within one (1) year after the transfer of such Shares to the Participant, other than by will or the laws of descent and distribution, then the Participant shall notify the Employer immediately of such disposition.


                                   ARTICLE X

                                 ADMINISTRATION

10.1 The Board of Directors of the Company shall appoint a Committee to administer the Plan. Each member of the Committee at the time of his appointment to the Committee and while he is a member thereof, must be a "Non-Employee Director," as that term is defined in Rule 16b-3.

10.2 Each member of the Committee shall serve until his or her successor is appointed. Any member of the Committee may be removed by the Board of Directors, with or without cause, which shall have the power to fill any vacancy which may occur. A Committee member may resign upon written notice to the Board of Directors.

10.3 The Committee shall have the following powers and duties:

      (a) to direct the administration of the Plan in accordance with the provisions herein set forth;

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      (b) to adopt rules of procedure and regulations necessary for the administration of the Plan, provided the rules are not inconsistent with the terms of the Plan;

      (c) to determine all questions with regard to rights of Participants of the Plan, including but not limited to rights of eligibility of an Employee to participate in the Plan;

      (d) to enforce the terms of the Plan and the rules and regulations the Committee adopts;

      (e) to furnish the Employer with information which the Employer may require for tax or other purposes;

      (f) to engage the service of advisors, including consultants and counsel (who may, if appropriate, be counsel for the Employer) and agents whom it may deem advisable to assist it with the performance of its duties;

      (g) to receive from the Employer and from Employees such information as shall be necessary for the proper administration of the Plan;

      (h) to select a secretary, who need not be a member of the Committee; and

      (i) to otherwise interpret and construe the Plan.

10.4 The decision of a majority of the members of the Committee appointed shall control. In case of a vacancy in the membership of the Committee, the remaining members of the Committee may exercise any and all of the powers, authorities, duties, and discretion conferred upon the Committee pending the filling of the vacancy. The Committee may, but need not, call or hold formal meetings. Any decisions made or action taken pursuant to written approval of all of the then members shall be sufficient. The Committee shall maintain adequate records of its decisions.



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10.5 The Committee may authorize any one of its members, or its secretaries, to sign on its behalf any notices, directions, applications, certificates, consents, approvals, waivers, letters, or other documents.

10.6 The Committee shall administer the Plan in a uniform, nondiscriminatory manner for the exclusive benefit of the Participants.

10.7 The Committee shall maintain, or cause to be maintained, records which will adequately disclose all required information about the Plan. The books, forms, and methods of accounting shall be the responsibility of the Committee.

                                  ARTICLE  XI

                     AMENDMENT AND TERMINATION OF THE PLAN

The Board of Directors may at any time amend, suspend, or terminate the Plan, but the Board of Directors shall seek stockholder approval of any amendments to the extent it deems necessary to maintain the exemption from
Section 162(m) of the Code. The Committee may at any time alter or amend any or all Award Agreements under the Plan to comply with any laws that govern such agreements.

    (a) materially increase the number of Shares which may be issued under the Plan;

    (b) materially modify the requirements as to eligibility for participation;

    (c) materially increase the benefits accruing to Participants under the Plan; or

    (d) extend the duration of the Plan beyond the date approved by the stockholders of the Company.


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


                                  ARTICLE XII

                               NONTRANSFERABILITY

12.1 Except as provided in Section 8.1 and Article XVI, neither payroll deductions credited to a Participant's individual account nor any rights with regard to the exercise of an option or to receive Shares under the Plan may be assigned, transferred, pledged, or otherwise encumbered or disposed of in any way by the Participant, and any such attempted assignment, transfer, pledge, or other encumbrance or disposition shall be null and void and without effect, but the Committee may, at its option, treat such act as an election to withdraw funds in accordance with Article VIII.


                                  ARTICLE XIII

                                  USE OF FUNDS

13.1 All payroll deductions received or held by the Employer under this Plan may be used by the Employer for any corporate purposes and the Employer shall not be obligated to segregate such payroll deductions or to accrue or pay interest (or other earnings) on such payroll deductions.



                                  ARTICLE XIV

                    CHANGES IN CAPITALIZATION, MERGER, ETC.

14.1 If, while any options are outstanding, the outstanding shares of common stock of the Company are decreased, changed into, or exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock dividend, stock split, reverse stock split or similar transaction, appropriate and proportionate adjustments shall be made by the Committee in the number and/or kind of shares which are subject to purchase

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
under outstanding options and in the option exercise price or prices applicable to such outstanding options in order to prevent the dilution or enlargement of rights. In addition, in any such event, the number and/or kind of Shares which may be offered under the Plan shall also be proportionately adjusted to the same end. This Plan does not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital structure, to merge or consolidate, to dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

14.2 Upon the dissolution or liquidation of the Company, or upon a reorganization, merger, or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or stock of the Company to another corporation, the holder of each option then outstanding under the Plan will thereafter be entitled to receive at the next Exercise Date upon the exercise of such option for each Share as to which such option shall be exercised, as nearly as reasonably may be determined, the cash, securities, and/or property which a holder of one Share was entitled to receive upon and at the time of such transaction. Alternatively, the Committee may designate that the dissolution or liquidation of the Company shall cause each outstanding option to terminate, provided in such event that immediately prior to such dissolution or liquidation, each Participant shall be repaid the payroll deductions credited to the Participant's account without interest.

14.3 In the event of a change in the Shares of the Company as presently constituted, which is limited to a change of all its authorized shares with par value into the same number of shares with a different par value or without par value, the
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

shares resulting from any such change shall be deemed to be Shares within the meaning of this Plan.


                                   ARTICLE XV

                             ADJUSTMENTS TO SHARES

15.1 To the extent that the foregoing adjustments relate to Shares or securities of the Company, such adjustments shall be made by the Committee, and its determination in that respect shall be final, binding, and conclusive, provided that each option granted pursuant to this Plan shall not be adjusted in a manner that causes the option to fail to continue to satisfy the requirements of an option issued pursuant to an "employee stock purchase plan" within the meaning of Section 423 of the Code.

15.2 Except as expressly provided in Articles XIV and XV, the Participant shall have no right to any adjustment of the number or price of Shares subject to any option under the Plan by reason of any subdivision or consolidation of shares of any class or the payment of any dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and except as so provided, any issue by the Company of shares of any class, or securities convertible into shares of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to the option.

15.3 The grant of an option pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge or to
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consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.


                                  ARTICLE XVI

                            BENEFICIARY DESIGNATION

16.1 A Participant may file with the Company a written designation of the Participant's beneficiary or beneficiaries who may elect to purchase Shares or receive cash to the Participant's credit under the Plan in the event of such Participant's death prior to delivery to the Participant of such Shares and cash. Such designation of beneficiary may be changed by the Participant at any time by written notice. If no written designation is given, the beneficiary of record under the Kitty Hawk Group, Inc. 401(k) Savings Plan will be considered the beneficiary for this Plan.

16.2 Upon the death of a Participant and receipt by the Committee of proof deemed adequate by it of the identity and existence at the Participant's death of one or more beneficiaries validly designated by the Participant under the Plan, the Company shall deliver such Shares and/or cash to such beneficiary or beneficiaries in accordance with Section 8.1. If upon the death of a Participant there is no surviving beneficiary duly designated as above provided, the Committee shall deliver the Participant's accumulated payroll deductions to the Participant's surviving spouse, if any, or if there is no such surviving spouse, then to the executor or administrator of the estate of the Participant (in accordance with Section 8.1).

16.3 The Employer, the Committee and the members thereof, shall not be liable for any distribution made of Shares or cash pursuant to any will or other

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
testamentary disposition made by such Participant, or because of the provisions of law concerning intestacy, or otherwise. No designated beneficiary shall, prior to the death of the Participant by whom he has been designated, acquire any interest in the Shares or cash credited to the Participant under the Plan.


                                  ARTICLE XVII

                    REGISTRATION AND QUALIFICATION OF SHARES

The offering of the Shares hereunder is expressly made subject to the registration or qualification of such Shares under any federal or state law, or the obtaining of consent or approval by any governmental regulatory body, which the Company shall determine, in its sole discretion, is necessary or desirable as a condition to, or in connection with, the offering, issuance or purchase of such Shares. The Company shall make every reasonable effort to effect such registration or qualification or to obtain such consent or approval. Anything in this Plan to the contrary notwithstanding, if, at any time specified herein for the issue of Shares to a Participant, any law, or any regulation or requirement of the Securities and Exchange Commission or any other governmental authority having jurisdiction shall require either the Company or the Participant to take any action in connection with the Shares then to be issued, the issue of the Shares shall be deferred until the action shall have been taken; however, the Company shall have no liability whatsoever as a result of the non-issuance of the Shares, except to refund to Participant any consideration tendered in respect of the exercise price.


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


                                 ARTICLE XVIII

                              SHAREHOLDER APPROVAL

The Plan is expressly made subject to approval of the Company's shareholders in accordance with the laws of the State of Delaware, and, at Company's election, to the receipt by the Company from the Internal Revenue Service of a favorable determination letter or ruling, in scope and content satisfactory to the Committee's advisors, respecting the qualification of the Plan within the meaning of Section 423 of the Code. If the Plan is not so approved by the shareholders on or before one year after this Plan's adoption by the Board of Directors and, if at the election of the Company, the aforesaid determination letter or ruling from the Internal Revenue Service is not received, this Plan shall be deemed not to have come into effect. In such case, the accumulated payroll deductions credited to the account of each Participant shall be paid to the Participant without interest.


                                  ARTICLE XIX

                    RESTRICTIONS ON PARTICIPANTS SUBJECT TO

                            SHORT-SWING PROFIT RULES

Notwithstanding any provision of this Plan to the contrary, those Participants that are directors, executive officers, and ten percent (10%) or greater stockholders subject to Section 16 of the 1934 Act must effect transactions in Shares, including without limitation initial or periodic transactions resulting from an election to participate in the Plan or change levels of participation with respect to the Shares, in accordance with Section 16 and the rules promulgated thereunder. To the extent any provision of the Plan or action by the Committee fails to comply with all applicable conditions of Rule 16b-

3 or its successors, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated therein, such provision (other than one relating to eligibility requirements, or the price and amount of an option) shall be deemed automatically to be incorporated by reference into the Plan insofar as Participants subject to Section 16 of the 1934 Act are concerned.


                                   ARTICLE XX

                                 MISCELLANEOUS

20.1 The Plan does not, directly or indirectly, create any absolute right for the benefit of any Employee or class of Employees to purchase any Shares under the Plan, or create in any Employee or class of Employees any right with respect to continuation of employment by the Employer, and it shall not be deemed to interfere in any way with the Employer's right to terminate, or otherwise modify, an Employee's employment at any time.

20.2 The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Employee, including, without limitation, such Employee's estate and the executors, administrators, or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Employee.

20.3 The laws of the State of Texas shall govern all matters relating to this Plan except to the extent superseded by the laws of the United States.

20.4 Any controversy or claim arising under this Plan must be settled exclusively by arbitration under the Commercial Arbitration Rules of the American Arbitration Association; except that the preceding paragraph shall govern applicable law and construction, and the arbitration locale shall be Dallas, Texas. Costs (excluding attorneys' fees) of any arbitration shall be born by the Company. A prevailing party in litigation to require arbitration, in arbitration, or in litigation to enforce an arbitration award shall be entitled to recover reasonable attorneys' fees and costs.

IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized officer to be effective as of the Effective Date, subject to approval by the stockholders of the Company within twelve (12) months after the date on which this Plan is adopted by the Board of Directors of the Company.

                                  KITTY HAWK, INC.

                                  By:  /s/ RICHARD WADSWORTH
                                     ------------------------------

                                  Title:   Secretary
                                        ---------------------------


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